1-PH/1707817.2






     EXETER  FUND,  INC.


     POWER  OF  ATTORNEY
     -------------------


     I, the undersigned Director and/or officer of the Exeter Fund, Inc. (the "Fund"), do hereby constitute and appoint B. Reuben Auspitz, Christine Glavin and Jodi Hedberg, and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Fund's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/Harris  H.  Rusitzky

Harris  H.  Rusitzky
Director


Dated:  November  21,  2002








     EXETER  FUND,  INC.


     POWER  OF  ATTORNEY
     -------------------


     I, the undersigned Director and/or officer of the Exeter Fund, Inc. (the "Fund"), do hereby constitute and appoint B. Reuben Auspitz, Christine Glavin, Jodi Hedberg and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Fund's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.




/s/  Peter  L.  Faber

Peter  L.  Faber
Director

Dated:  November  21,  2002









     EXETER  FUND,  INC.


     POWER  OF  ATTORNEY
     -------------------


     I, the undersigned Director and/or officer of the Exeter Fund, Inc. (the "Fund"), do hereby constitute and appoint B. Reuben Auspitz, Christine Glavin, and Jodi Hedberg and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Fund's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/  Martin  F.  Birmingham

Martin  F.  Birmingham
Director


Dated:  November  21,  2002










     EXETER  FUND,  INC.


     POWER  OF  ATTORNEY
     -------------------


     I, the undersigned Director and/or officer of the Exeter Fund, Inc. (the "Fund"), do hereby constitute and appoint B. Reuben Auspitz, Christine Glavin, and Jodi Hedberg and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Fund's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/  Stephen  B.  Ashley

Stephen  B.  Ashley
Director

Dated:  November  21,  2002

     EXETER  FUND,  INC.


     POWER  OF  ATTORNEY
     -------------------


     I, the undersigned Director and/or officer of the Exeter Fund, Inc. (the "Fund"), do hereby constitute and appoint B. Reuben Auspitz, Christine Glavin, and Jodi Hedberg and each of them singly, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Fund's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/  William  Manning

William  Manning
Officer

Dated:  November  21,  2002